Exhibit 4.a.3

      __________________________________________




           SERIES SUPPLEMENT 1994-A310-A1

                 Dated March __, 1994

                          to

             PASS THROUGH TRUST AGREEMENT

              Dated as of March 1, 1994

                 In Each Case Between

            NATIONSBANK OF SOUTH CAROLINA,
                NATIONAL ASSOCIATION,
                as Pass Through Trustee,

                         and

             FEDERAL EXPRESS CORPORATION


                     $125,000,000

             Federal Express Corporation
          Pass Through Trust, 1994-A310-A1

             Federal Express Corporation
           1994 Pass Through Certificates,
                   Series A310-A1




      __________________________________________


                  TABLE OF CONTENTS


                                                                   Page


RECITALS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1


                      ARTICLE I

CERTAIN DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . .  2


                      ARTICLE II
      DESIGNATIONS; TRUST FORMATION; ISSUANCE OF
              PASS THROUGH CERTIFICATES

SECTION 2.01 Designations; Aggregate Amount . . . . . . . . . . . .  4
SECTION 2.02 Declaration of Trust; Authorization. . . . . . . . . .  4
SECTION 2.03 Issuance of Pass Through Certificates  . . . . . . . .  5
SECTION 2.04 Purchase of Equipment Trust Certificates . . . . . . .  5
SECTION 2.05 Representations and Warranties of the Company. . . . .  5
SECTION 2.06 Conditions Precedent . . . . . . . . . . . . . . . . .  5


                     ARTICLE III
            DISTRIBUTION AND RECORD DATES;
      CERTIFICATE AND SPECIAL PAYMENTS ACCOUNTS

SECTION 3.01 Distribution Dates . . . . . . . . . . . . . . . . . .  6
SECTION 3.02 Record Dates . . . . . . . . . . . . . . . . . . . . .  6
SECTION 3.03 Certificate Account and Special Payments Account . . .  6
SECTION 3.04 Form of Pass Through Certificates. . . . . . . . . . .  6
SECTION 3.05 Appointment of Authenticating Agent; Paying Agent
             and Registrar. . . . . . . . . . . . . . . . . . . . .  7


                     ARTICLE  IV
                    MISCELLANEOUS

SECTION 4.01 Governing Law; Counterpart Form. . . . . . . . . . . .  7
SECTION 4.02 Reports by the Company . . . . . . . . . . . . . . . .  8
SECTION 4.03 Modification and Ratification of Pass Through
             Agreement. . . . . . . . . . . . . . . . . . . . . . .  8
SECTION 4.04 Termination. . . . . . . . . . . . . . . . . . . . . .  8


EXHIBIT A    Form of Pass Through Certificate

SCHEDULE I   Equipment Trust Certificates;
             Related Indenture Documents








           SERIES SUPPLEMENT 1994-A310-A1


         SERIES SUPPLEMENT 1994-A310-A1, dated
March __, 1994 (this "Series Supplement"), to the Pass
Through Trust Agreement, dated as of March 1, 1994
(the "Pass Through Agreement"), in each case between FEDERAL EXPRESS CORPORATION, a Delaware corporation
(the "Company") and NATIONSBANK OF SOUTH CAROLINA,
NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States of America, as Pass Through Trustee (the "Pass Through
Trustee").


                       RECITALS


         WHEREAS, capitalized terms used herein shall have the respective meanings set forth or referred to in Article I hereof;

         WHEREAS, Section 2.01 of the Pass Through
Agreement provides, among other things, that the Company and the Pass Through Trustee may execute and deliver one or more series supplements, each for the purpose of forming a separate pass through trust for the benefit of the certificateholders of the series of pass through certificates to be issued pursuant to such pass through trust, establishing certain terms of such pass through certificates, and pursuant to which the pass through certificates of such series shall be executed and authenticated by the Pass Through Trustee and delivered as directed by the Company;

         WHEREAS, pursuant to the Participation
Agreements, the Company has agreed to cause the Equipment Trust Certificates to be issued and sold to the Pass Through Trustee, and the Pass Through Trustee has agreed to purchase the Equipment Trust
Certificates, which will be held in trust as Trust
Property for the benefit of the Certificateholders;

         WHEREAS, in order to facilitate such sale, the Company has agreed, pursuant to the Underwriting
Agreement, to cause the Pass Through Trustee to issue and sell the Pass Through Certificates to the Underwriters;

         WHEREAS, pursuant to the Pass Through
Agreement and the terms of this Series Supplement, the Pass Through Trustee will execute, authenticate and deliver the Pass Through Certificates to the Underwriters upon receipt by the Pass Through Trustee of the purchase price therefor, which will be applied in accordance with this Series Supplement to purchase the Equipment Trust Certificates;

         WHEREAS, the Pass Through Trustee hereby declares the creation of this Pass Through Trust for the benefit of the Certificateholders, and the initial
Certificateholders of such Pass Through Certificates, as the grantors of such Pass Through Trust, by their respective acceptances of such Pass Through
Certificates, join in the creation of such Pass
Through Trust;

         WHEREAS, to facilitate the sale of the
Equipment Trust Certificates to, and the purchase of the Equipment Trust Certificates by, the Pass Through
Trustee on behalf of this Pass Through Trust, the Company has duly authorized the execution and delivery of this Series Supplement as the "issuer," as such term is defined in and solely for purposes of the Securities Act, of the Pass Through Certificates and as the "obligor," as such term is defined in and solely for purposes of the Trust Indenture Act, with respect to all such Pass Through Certificates; and

         WHEREAS, this Series Supplement is subject to the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions;

         IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:


                      ARTICLE I

                 CERTAIN DEFINITIONS

         All terms used in this Series Supplement that are defined in the Pass Through Agreement, either directly or by reference therein, have the meanings assigned to them therein as supplemented by this
Article I, if applicable, except to the extent the context clearly requires otherwise. Any such defined term that is defined in the Pass Through Agreement as relating to a particular Pass Through Trust or Series rather than to any Pass Through Trust or Series generally shall, when used in this Series Supplement, relate solely to the Federal Express Corporation Pass
Through Trust, 1994-A310-A1, or the Federal Express
Corporation 1994 Pass Through Certificates, Series
A310-A1, as the case may be, whether or not expressly so stated herein.

         "Authenticating Agent" has the meaning set forth in Section 3.05 hereof.

         "Certificate Account" means the Certificate
Account specified in Section 3.03 hereof.

         "Certificateholders" means the
Certificateholders of the Series of Pass Through
Certificates designated in Section 2.01 hereof.

         "Equipment Trust Certificates" means those
Equipment Trust Certificates listed in Schedule I hereto.

         "Issuance Date" means the date defined as the Closing Time in the Underwriting Agreement.

         "Participation Agreements" means those
Participation Agreements listed in Schedule I hereto.

         "Pass Through Certificates" means the Pass
Through Certificates designated in Section 2.01 hereof.

         "Pass Through Trust," "this Pass Through
Trust" and other like words means the Pass Through
Trust designated in Section 2.01 hereof.

         "Paying Agent" means the Person specified as such in Section 3.05 hereof.

         "Record Date" means any Record Date specified in Section 3.02 hereof.

         "Registrar" means the Person specified as such in Section 3.05 hereof.

         "Regular Distribution Date" means any Regular
Distribution Date specified in Section 3.01 hereof.

         "Special Distribution Date" means, for any Special Payment, the Special Distribution Date for such Special Payment specified in Section 3.01 hereof.

         "Special Payments Account" means the Special
Payments Account specified in Section 3.03 hereof.

         "Trust Property" means all money,
instruments, including the Equipment Trust
Certificates that have been issued by the related
Owner Trustee and delivered to and accepted by the Pass Through Trustee for the benefit of the Certificateholders, and other property held as the property of this Pass Through Trust, including all distributions thereon and proceeds thereof.

         "Underwriters" means the several Underwriters named in the Underwriting Agreement.

         "Underwriting Agreement" means the
Underwriting Agreement dated March 16, 1994 among the
Company, Lufthansa, the Owner Participant,
Goldman, Sachs & Co. and Merrill Lynch, Pierce,
Fenner & Smith Incorporated.

                      ARTICLE II

 DESIGNATIONS; PASS THROUGH TRUST FORMATION; ISSUANCE
              OF PASS THROUGH CERTIFICATES

         SECTION 2.01.  Designations; Aggregate
Amount. The Pass Through Trust created hereby shall be designated Federal Express Corporation Pass Through
Trust, 1994-A310-A1 (herein sometimes called this "Pass Through Trust"). The Pass Through Certificates evidencing Fractional Undivided Interests in such Pass
Through Trust shall be designated as the Federal
Express Corporation 1994 Pass Through Certificates,
Series A310-A1 (herein sometimes called the "Series
A310-A1 Pass Through Certificates").  The Series
A310-A1 Pass Through Certificates shall be the only instruments evidencing a fractional undivided interest in such Pass Through Trust.

         Except as provided in Section 2.09 of the Pass Through Agreement, the aggregate amount of Series
A310-A1 Pass Through Certificates that may be authenticated, delivered and outstanding under this Series Supplement is limited to $125,000,000.

         SECTION 2.02.  Declaration of Trust;
Authorization. Each initial Certificateholder, by its payment for and acceptance of any Series A310-A1 Pass
Through Certificate is hereby deemed (1) as grantor, to join in the creation and declaration of this Pass
Through Trust and (2) as beneficiary of such Pass
Through Trust, to authorize and direct the Pass
Through Trustee to execute and deliver all documents to which the Pass Through Trustee is a party that may be necessary or desirable to consummate the transactions contemplated hereby and to exercise its rights and perform its duties under the Participation
Agreements, the Indentures, the Pass Through Agreement and this Series Supplement.

         The Pass Through Trustee hereby acknowledges and accepts this grant of trust and declares that it will hold the Trust Property as Pass Through Trustee upon this Pass Through Trust for the use and benefit of the Certificateholders.

         SECTION 2.03.  Issuance of Pass Through
Certificates. Subject to the terms set forth herein, on the Issuance Date (i) the Company shall direct the Underwriters to execute a wire transfer or intra-bank transfer to the Pass Through Trustee in the amount of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the Series A310-A1 Pass Through Certificates and
(ii) the Pass Through Trustee shall deliver the Series
A310-A1 Pass Through Certificates to the
Underwriters as provided in the Underwriting Agreement upon receipt by the Pass Through Trustee of such proceeds.

         SECTION 2.04.  Purchase of Equipment Trust
Certificates.  On the Issuance Date, the Pass Through
Trustee shall purchase, in accordance with Section
2.02 of the Pass Through Agreement, each of the Equipment Trust Certificates upon the satisfaction or waiver of the conditions for such purchase by the Pass
Through Trustee set forth in the related Participation
Agreements.

         SECTION 2.05.  Representations and Warranties
of the Company. All of the representations and warranties of the Company set forth or incorporated by reference in Section 1 of the Underwriting Agreement are incorporated by reference in this Series
Supplement as if set forth herein and the Company represents and warrants that such representations and warranties are true and correct on the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date or later date (in which case such representations and warranties were correct on and as of such earlier date or will be correct on and as of such later date, as the case may be).

         SECTION 2.06.  Conditions Precedent.  The
obligations of the Pass Through Trustee to participate in the transactions described in Sections 2.03 and
2.04 hereof are subject to (i) receipt by the Pass
Through Trustee of a certificate of the Company to the same effect as the certificate of the Company delivered to the Underwriters pursuant to Section 5(c) of the Underwriting Agreement, and (ii) satisfaction or waiver of the conditions for the purchase by the Underwriters of the Pass Through Certificates set forth in Section 5 of the Underwriting Agreement, which satisfaction or waiver for the purposes hereof shall be conclusively demonstrated by the receipt by the Pass Through Trustee of the total proceeds payable by such Underwriters pursuant to the Underwriting
Agreement with respect to the Series A310-A1
Pass Through Certificates.


                     ARTICLE III

            DISTRIBUTION AND RECORD DATES;
       CERTIFICATE AND SPECIAL PAYMENT ACCOUNTS

         SECTION 3.01.  Distribution Dates.  The
Regular Distribution Dates are March 23 and
September 23, commencing on September 23, 1994.  The
Special Distribution Date for any month in which a Special Payment is to be distributed will be the twenty-third (23rd) day of such month, except that the Special Distribution Date for any Special Payment received by the Pass Through Trustee in connection with a prepayment of any Equipment Trust Certificate pursuant to Section 6.02(a)(i) or 6.02(a)(vi) of the related
Indenture will correspond to the date of the receipt of such Special Payment by the Pass Through Trustee.
Notice of such Special Payment shall be mailed as soon as practicable after receipt by the Pass Through
Trustee of the notice of such prepayment.

         SECTION 3.02.  Record Dates.  The Record
Dates for the Regular Distribution Dates are
March 8 and September 8, respectively, and the Record
Date for any Special Distribution Date is the fifteenth day preceding such Special Distribution
Date, in any event, whether or not such date is a Business Day.

         SECTION 3.03.  Certificate Account and
Special Payments Account.  In accordance with Section
5.01(a) of the Pass Through Agreement and upon receipt of any Scheduled Payment, the Pass Through Trustee shall immediately deposit such Scheduled Payment into the Certificate Account, a separate and non-interest bearing account designated by the Pass Through Trustee to be used for such purpose. In accordance with
Section 5.01(b) of the Pass Through Agreement and upon receipt of any Special Payment, the Pass Through
Trustee shall immediately deposit such Special Payment into the Special Payments Account, a separate and, except as provided in Section 5.04 of the Pass Through
Agreement, non-interest bearing account designated by the Pass Through Trustee to be used for such purpose.

         SECTION 3.04.  Form of Pass Through
Certificates.  Subject to Section 2.07 of the Pass
Through Agreement, each of the Series A310-A1
Pass Through Certificates will be substantially in the form of Exhibit A hereto.

         SECTION 3.05.  Appointment of Authenticating
Agent; Paying Agent and Registrar.  (a)  The Pass
Through Trustee may appoint an authenticating agent
(the "Authenticating Agent") with respect to the Pass
Through Certificates which shall be authorized to act on behalf of the Pass Through Trustee to authenticate the Pass Through Certificates issued upon original issue and upon exchange or registration of transfer thereof or pursuant to Section 2.09 of the Pass
Through Agreement. Pass Through Certificates so authenticated shall be entitled to the benefits of the Pass Through Agreement and this Series Supplement and shall be valid and obligatory for all purposes as if authenticated by the Pass Through Trustee. Whenever reference is made in the Pass Through Agreement or this Series Supplement to the authentication and delivery of Pass Through Certificates by the Pass
Through Trustee or the Pass Through Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Pass Through Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Pass Through
Trustee by an Authenticating Agent.

         (b)  The Paying Agent, Registrar and
Authenticating Agent for the Series A310-A1 Pass
Through Certificates initially shall be NationsBank of Georgia, National Association ("NationsBank of
Georgia"), 600 Peachtree Street, N.E., GA1-006-09-11,
Atlanta, Georgia  30308.  The Company, the Pass
Through Trustee and NationsBank of Georgia have entered into a Registrar, Authenticating and Paying
Agency Agreement dated the date hereof which sets forth the rights, duties and obligations of the parties thereto with respect to the appointment of NationsBank of Georgia as Paying Agent, Registrar and
Authenticating Agent for the Series A310-A1 Pass
Through Certificates.


                      ARTICLE IV

                    MISCELLANEOUS

         SECTION 4.01.  Governing Law; Counterpart
Form.  AS PROVIDED IN SECTION 13.14 OF THE PASS
THROUGH AGREEMENT, THIS SERIES SUPPLEMENT AND EACH
SERIES A310-A1 PASS THROUGH CERTIFICATE SHALL IN
ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK,
INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND
PERFORMANCE.

         This Series Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 4.02.  Reports by the Company.  In
addition to the reports required to be provided by the Company pursuant to Section 4.03 of the Pass Through
Agreement, the Company agrees to furnish to the Pass
Through Trustee from time to time, such other financial information as the Pass Through Trustee may reasonably request.

         SECTION 4.03.  Modification and Ratification
of Pass Through Agreement. The Pass Through Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Series
Supplement as if set forth in full herein, and is in all respects ratified and confirmed, as supplemented and modified by this Series Supplement.

         SECTION 4.04.  Termination.  In no event
shall this Pass Through Trust continue beyond the expiration of 21 years after the death of the last survivor of Mario Cuomo, Governor of New York State, living on the date of this Series Supplement.

         IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers or signatories thereunto duly authorized, all as of the day and year first above written.


                              FEDERAL EXPRESS CORPORATION




                              By:___________________________
                                 Name:
                                 Title:


                              NATIONSBANK OF SOUTH CAROLINA,
                                NATIONAL ASSOCIATION,
                                as Pass Through Trustee




                              By:___________________________
                                 Name:
                                 Title:









                                    Exhibit A to
                                    Series
                                    Supplement


           FORM OF PASS THROUGH CERTIFICATE


  FEDERAL EXPRESS CORPORATION PASS THROUGH TRUST,
                1994-A310-A1

   1994 Pass Through Certificate, Series A310-A1

Final Scheduled Regular Distribution Date: September 23, 2006

    evidencing a fractional undivided interest in a pass through trust, the property of which includes certain Equipment Trust Certificates.

Certificate No. _______

Applicable interest rate on Equipment Trust Certificates held in Pass Through Trust, 1994-A310-A1: 7.53%.

$___________ Fractional Undivided Interest representing
__________ of the Pass Through Trust per $1,000 face amount.

         THIS CERTIFIES THAT ______________, for value received, is the registered owner of a $_________
(_____________ dollars) Fractional Undivided Interest in the Federal Express Corporation Pass Through Trust,
1994-A310-A1 (the "Pass Through Trust") created and declared by NationsBank of South Carolina, National
Association, as pass through trustee (the "Pass
Through Trustee"), pursuant to the Pass Through Trust
Agreement dated as of March 1, 1994 (the "Pass Through
Agreement"), as supplemented by Series Supplement
1994-A310-A1 thereto dated March __, 1994 (the "Series
Supplement") between the Pass Through Trustee and
Federal Express Corporation, a Delaware corporation
(the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Pass Through Agreement and the Series Supplement.
This Pass Through Certificate is one of the duly authorized Pass Through Certificates designated as "Federal Express Corporation 1994 Pass Through
Certificates, Series A310-A1." This Pass Through
Certificate is issued under and is subject to the terms, provisions and conditions of the Pass Through
Agreement and the Series Supplement, to which the Certificateholder of this Pass Through Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. The property of the Pass Through Trust (the "Trust Property") includes certain Equipment Trust Certificates (the "Equipment
Trust Certificates").  Each series of Equipment Trust
Certificates is secured as described in the related
Indenture Documents. The Pass Through Certificates represent fractional undivided interests in the Pass
Through Trust and the Trust Property, and have no rights, benefits or interests in respect of any other separate trust established pursuant to the terms of the Pass Through Agreement for any other
Series of Pass Through Certificates issued pursuant thereto.

         Subject to and in accordance with the terms of the Pass Through Agreement and the Series
Supplement, from funds then available to the Pass
Through Trustee, there will be distributed on each March 23 and September 23 (a "Regular Distribution
Date"), commencing on September 23, 1994, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding the applicable Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Trust Certificates due on such Regular
Distribution Date, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Scheduled Payments.
Subject to and in accordance with the terms of the Pass Through Agreement and the Series Supplement, if
Special Payments on the Equipment Trust Certificates are received by the Pass Through Trustee, from funds then available to the Pass Through Trustee, there shall be distributed on the applicable Special
Distribution Date, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding such Special
Distribution Date, an amount in respect of such Special Payments on the Equipment Trust Certificates, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through
Certificate and an amount equal to the sum of such Special Payments so received.

         If a Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Distribution Date and no interest shall accrue during the intervening period. The
Special Distribution Date shall be the twenty-third (23rd) day of the month determined as provided in the Pass Through
Agreement and the Series Supplement, except in certain circumstances, in which case it will be the date of receipt of proceeds by the Pass Through Trustee as provided in the Series Supplement. The Pass Through
Trustee shall mail notice of each Special Payment and the Special Distribution Date therefor to the Certificateholder of this Pass Through Certificate.

         Distributions on this Pass Through
Certificate will be made by the Pass Through Trustee to the Person entitled thereto, without the presentation or surrender of this Pass Through
Certificate or the making of any notation hereon.
Except as otherwise provided in the Pass Through
Agreement and notwithstanding the above, the final distribution on this Pass Through Certificate will be made after notice is mailed by the Pass Through
Trustee of the pendency of such distribution and only upon presentation and surrender of this Pass Through
Certificate at the office or agency of the Pass
Through Trustee specified in such notice.

         NO EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I
OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF
1974, AS AMENDED ("ERISA"), OR INDIVIDUAL RETIREMENT
ACCOUNT OR PLAN SUBJECT TO SECTION 4975 OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED (HEREINAFTER
COLLECTIVELY REFERRED TO AS AN "ERISA PLAN"), MAY
ACQUIRE OR HOLD ANY OF THE PASS THROUGH CERTIFICATES.
THE PURCHASE BY ANY PERSON OF ANY PASS THROUGH
CERTIFICATE CONSTITUTES A REPRESENTATION BY SUCH
PERSON TO FEDERAL EXPRESS CORPORATION, THE RELATED
OWNER PARTICIPANTS, THE RELATED OWNER TRUSTEES, THE
RELATED INDENTURE TRUSTEES AND THE PASS THROUGH
TRUSTEE OR THEIR RESPECTIVE SUCCESSORS, AS THE CASE
MAY BE, THAT SUCH PERSON IS NOT AN ERISA PLAN AND THAT
SUCH PERSON IS NOT ACQUIRING, AND HAS NOT ACQUIRED,
SUCH PASS THROUGH CERTIFICATE WITH ASSETS OF AN ERISA
PLAN.

         This Pass Through Certificate shall be
governed by and construed in accordance with the laws of the State of New York.

         Reference is hereby made to the further
provisions of this Pass Through Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Pass Through Trustee, by manual signature, this Pass Through Certificate shall not be entitled to any benefit under the Pass Through
Trust or be valid for any purpose.

         IN WITNESS WHEREOF, the Pass Through Trustee has caused this Pass Through Certificate to be duly executed.


                    FEDERAL EXPRESS CORPORATION
                    PASS THROUGH TRUST, 1994-A310-A1


                    By:  NATIONSBANK OF SOUTH CAROLINA,
                          NATIONAL ASSOCIATION,
                          as Pass Through Trustee


                    By: _______________________________
                        Authorized Signatory



[FORM OF THE PASS THROUGH TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

 Dated:

         This is one of the Pass Through Certificates referred to in the within-mentioned Pass Through
Agreement and the Series Supplement.

                      NATIONSBANK OF GEORGIA,
                        NATIONAL ASSOCIATION,
                        as Registrar, Paying Agent
                        and Authenticating Agent

                      By: _______________________
                          Authorized Signatory


        [Reverse of Pass Through Certificate].


         The Pass Through Certificates do not
represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company or the Pass Through Trustee or any affiliate thereof. The
Pass Through Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Pass Through Agreement and the Series Supplement. All payments or distributions made to Certificateholders under the Pass Through Agreement shall be made only from the Trust Property and only to the extent that the Pass Through Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Pass Through Agreement and the Series Supplement.
Each Certificateholder of this Pass Through
Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Pass Through Agreement and the Series Supplement.
In connection with withholding taxes, under certain circumstances the Pass Through Trustee may retain certain amounts otherwise distributable to a Certificateholder. The purchase by any
Certificateholder of any Pass Through Certificate constitutes the consent of such Certificateholder to such retention in accordance with the terms of the Pass Through Agreement. This Pass Through Certificate does not purport to summarize the Pass Through
Agreement and the Series Supplement and reference is made to the Pass Through Agreement and the Series
Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby. A copy of the Pass Through
Agreement and the Series Supplement may be examined by any Certificateholder upon request during normal business hours at the principal office of the Pass Through Trustee, and at such other places designated by the Pass Through
Trustee.

         As of the date of issuance of this Pass
Through Certificate, and assuming that no prepayment, purchase or default in respect of the Equipment Trust
Certificates shall occur, the aggregate scheduled repayments of principal on the Equipment Trust
Certificates for the Pass Through Trust and the resulting Pool Factors for the Pass Through Trust after taking into account each such repayment are set forth below:

          Pass Through Trust, 1994-A310-A1

                     Scheduled Principal
  Regular                 Payments
Distribution         on Equipment Trust
    Date                Certificates          Pool Factor
    ----                ------------          -----------

  March 23, 1995       $ 2,051,710           0.9835863
  September 23, 1995     4,938,803           0.9440759
  March 23, 1996         7,282,492           0.8858160
  September 23, 1996     7,556,678           0.8253625
  March 23, 1997         7,841,189           0.7626330
  September 23, 1997     8,136,408           0.6975418
  March 23, 1998         8,442,722           0.6300000
  September 23, 1998            0            0.6300000
  March 23, 1999                0            0.6300000
  September 23, 1999            0            0.6300000
  March 23, 2000           963,237           0.6222941
  September 23, 2000     2,260,216           0.6042124
  March 23, 2001         3,878,515           0.5731842
  September 23, 2001     5,726,656           0.5273710
  March 23, 2002         5,942,266           0.4798329
  September 23, 2002     6,247,325           0.4298543
  March 23, 2003        10,132,161           0.3487970
  September 23, 2003     8,615,570           0.2798724
  March 23, 2004         8,383,932           0.2128010
  September 23, 2004     8,151,434           0.1475895
  March 23, 2005         6,253,712           0.0975598
  September 23, 2005     6,337,194           0.0468622
  March 23, 2006         4,516,005           0.0107342
  September 23, 2006     1,341,775           0.0000000


         The Pass Through Agreement and the Series
Supplement permit, with certain exceptions provided therein, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pass
Through Trust at any time by the Company and the Pass
Through Trustee with the consent of the Majority In
Interest of Certificateholders in the Pass Through
Trust. Any such consent by the Certificateholder of this Pass Through Certificate shall be conclusive and binding on such Certificateholder and upon all future
Certificateholders of this Pass Through Certificate and of any Pass Through Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Pass Through Certificate. The Pass Through
Agreement and the Series Supplement also permit the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Pass Through Certificates.

         As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, the transfer of this Pass Through Certificate is registrable in the Register upon surrender of this Pass Through
Certificate for registration of transfer to the Pass
Through Trustee in its capacity as Registrar, or by any successor Registrar, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Pass Through Trustee and the Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new
Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided
Interest in the Pass Through Trust will be issued to the designated transferee or transferees.

         The Pass Through Certificates are issuable only as registered Pass Through Certificates without coupons in minimum denominations of $1,000 Fractional
Undivided Interest and integral multiples thereof. As provided in the Pass Through Agreement and the Series
Supplement and subject to certain limitations set forth therein, the Pass Through Certificates are exchangeable for new Pass Through Certificates of authorized denominations evidencing the same aggregate
Fractional Undivided Interest in the Pass Through
Trust, as requested by the Certificateholder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Pass
Through Trustee shall require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Pass Through Trustee, the Registrar, and any agent of the Pass Through Trustee or the Registrar may treat the person in whose name this Pass Through
Certificate is registered as the owner hereof for all purposes, and neither the Pass Through Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Pass Through Agreement and the Series
Supplement and the Pass Through Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Pass Through
Agreement and the Series Supplement and the disposition of all property held as part of the Trust
Property.



                               Schedule I to
                               Series Supplement


             Federal Express Corporation
          Pass Through Trust, 1994-A310-A1

            Equipment Trust Certificates;
             Related Indenture Documents



1.  Equipment Trust Certificates (Federal Express
    Corporation Trust A)

     Interest Rate:  7.53%
     Maturity:  March 23, 1998
     Principal Amount:  $4,166,194

2.   Equipment Trust Certificates (Federal Express
     Corporation Trust B)

     Interest Rate:  7.53%
     Maturity:  March 23, 2003
     Principal Amount:  $5,202,323

3.   Equipment Trust Certificates (Federal Express
     Corporation Trust C)

     Interest Rate:  7.53%
     Maturity:  March 23, 2003
     Principal Amount:  $5,459,459

4.   Equipment Trust Certificates (Federal Express
     Corporation Trust D)

     Interest Rate:  7.53%
     Maturity:  March 23, 1998
     Principal Amount:  $4,097,109

5.   Equipment Trust Certificates (Federal Express
     Corporation Trust E)

     Interest Rate:  7.53%
     Maturity:  March 23, 2004
     Principal Amount:  $6,508,237

6.   Equipment Trust Certificates (Federal Express
     Corporation Trust F)

     Interest Rate:  7.53%
     Maturity:  September 23, 2004
     Principal Amount:  $10,778,919

7.   Equipment Trust Certificates (Federal Express
     Corporation Trust G)

     Interest Rate:  7.53%
     Maturity:  September 23, 2004
     Principal Amount:  $9,697,934

8.   Equipment Trust Certificates (Federal Express
     Corporation Trust H)

     Interest Rate:  7.53%
     Maturity:  March 23, 2006
     Principal Amount:  $9,850,146

9.   Equipment Trust Certificates (Federal Express
     Corporation Trust I)

     Interest Rate:  7.53%
     Maturity:  September 23, 2005
     Principal Amount:  $12,207,788

10.  Equipment Trust Certificates (Federal Express
     Corporation Trust J)

     Interest Rate:  7.53%
     Maturity:  March 23, 2006
     Principal Amount:  $12,620,316

11.  Equipment Trust Certificates (Federal Express
     Corporation Trust K)

     Interest Rate:  7.53%
     Maturity:  March 23, 2006
     Principal Amount:  $15,005,244

12.  Equipment Trust Certificates (Federal Express
     Corporation Trust L)

     Interest Rate:  7.53%
     Maturity:  September 23, 2006
     Principal Amount:  $14,790,634

13.  Equipment Trust Certificates (Federal Express
     Corporation Trust M)

     Interest Rate:  7.53%
     Maturity:  September 23, 2006
     Principal Amount:  $14,615,697

     Related Indenture Documents:

     Trust Indenture and Security Agreement (Federal
     Express Corporation Trust A through M), dated as of
     March 1, 1994, between First Security Bank of
     Utah, National Association, as Owner Trustee and
     NationsBank of Georgia, National Association, as
     Indenture Trustee.*

     Trust Agreement dated as of September 1, 1993, as amended and restated as of March 1, 1994, between LLG Aircraft Leasing, L.P., as Trustor, and First
     Security Bank of Utah, National Association, as
     Owner Trustee.

     Participation Agreement (Federal Express Corporation
     Trust A through M), dated as of March 1, 1994, among
     Federal Express Corporation, as Lessee, LLG Aircraft
     Leasing, L.P., as Owner Participant, NationsBank of
     South Carolina, National Association, as Pass Through
     Trustee, First Security Bank of Utah, National
     Association, as Owner Trustee, NationsBank of Georgia,
     National Association, as Indenture Trustee and
     Westdeutsche Landesbank Girozentrale, New York Branch, as LC Bank.**

     Collateral Agreement (Trust A through M), dated as of
     March 1, 1994, between First Security Bank of Utah,
     National Association, as Owner Trustee, and
     NationsBank of Georgia, National Association, as
     Indenture Trustee.***

     Letter of Credit to be dated the Closing Date referred to in the related Participation Agreement, from Westdeutsche Landesbank Girozentrale, New York Branch, to NationsBank of Georgia, National Association, as
     Indenture Trustee;****

     Lease Agreement (Federal Express Corporation Trust
     A through M) to be dated on or prior to the related
     Commencement Date referred to in the related
     Participation Agreement (or the form thereof prior to such Commencement Date), between First Security
     Bank of Utah, National Association, as Owner Trustee and Lessor and Federal Express Corporation as
     Lessee.*****

     With respect to each of Trusts A through M, the other
     Indenture Documents defined as such in the related Trust
     Indenture.


     * A separate Trust Indenture will be executed with respect to each of Trusts A through M.

     ** A separate Participation Agreement will be execution with respect to each of the Trusts
           A through M.

     *** A separate Collateral Agreement will be executed with respect to each of Trusts A through M.

     **** A separate Letter of Credit will be executed with respect to each of Trusts A through M.

     ***** A separate Lease Agreement will be executed with respect to each of Trusts A through M.





                                   Exhibit 4.a.3

      __________________________________________




           SERIES SUPPLEMENT 1994-A310-A2

                 Dated March __, 1994

                          to

             PASS THROUGH TRUST AGREEMENT

              Dated as of March 1, 1994

                 In Each Case Between

            NATIONSBANK OF SOUTH CAROLINA,
                NATIONAL ASSOCIATION,
                as Pass Through Trustee,

                         and

             FEDERAL EXPRESS CORPORATION


                   $174,971,000

             Federal Express Corporation
          Pass Through Trust, 1994-A310-A2

             Federal Express Corporation
           1994 Pass Through Certificates,
                   Series A310-A2




      __________________________________________


                  TABLE OF CONTENTS


                                                                   Page


RECITALS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1


                      ARTICLE I

CERTAIN DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . .  2


                      ARTICLE II
      DESIGNATIONS; TRUST FORMATION; ISSUANCE OF
              PASS THROUGH CERTIFICATES

SECTION 2.01 Designations; Aggregate Amount . . . . . . . . . . . .  4
SECTION 2.02 Declaration of Trust; Authorization. . . . . . . . . .  4
SECTION 2.03 Issuance of Pass Through Certificates  . . . . . . . .  5
SECTION 2.04 Purchase of Equipment Trust Certificates . . . . . . .  5
SECTION 2.05 Representations and Warranties of the Company. . . . .  5
SECTION 2.06 Conditions Precedent . . . . . . . . . . . . . . . . .  5


                     ARTICLE III
            DISTRIBUTION AND RECORD DATES;
      CERTIFICATE AND SPECIAL PAYMENTS ACCOUNTS

SECTION 3.01 Distribution Dates . . . . . . . . . . . . . . . . . .  6
SECTION 3.02 Record Dates . . . . . . . . . . . . . . . . . . . . .  6
SECTION 3.03 Certificate Account and Special Payments Account . . .  6
SECTION 3.04 Form of Pass Through Certificates. . . . . . . . . . .  6
SECTION 3.05 Appointment of Authenticating Agent; Paying Agent
             and Registrar. . . . . . . . . . . . . . . . . . . . .  7


                     ARTICLE  IV
                    MISCELLANEOUS

SECTION 4.01 Governing Law; Counterpart Form. . . . . . . . . . . .  7
SECTION 4.02 Reports by the Company . . . . . . . . . . . . . . . .  8
SECTION 4.03 Modification and Ratification of Pass Through
             Agreement. . . . . . . . . . . . . . . . . . . . . . .  8
SECTION 4.04 Termination. . . . . . . . . . . . . . . . . . . . . .  8


EXHIBIT A    Form of Pass Through Certificate

SCHEDULE I   Equipment Trust Certificates;
             Related Indenture Documents








           SERIES SUPPLEMENT 1994-A310-A2


         SERIES SUPPLEMENT 1994-A310-A2, dated
March __, 1994 (this "Series Supplement"), to the Pass
Through Trust Agreement, dated as of March 1, 1994
(the "Pass Through Agreement"), in each case between FEDERAL EXPRESS CORPORATION, a Delaware corporation
(the "Company") and NATIONSBANK OF SOUTH CAROLINA,
NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States of America, as Pass Through Trustee (the "Pass Through
Trustee").


                       RECITALS


         WHEREAS, capitalized terms used herein shall have the respective meanings set forth or referred to in Article I hereof;

         WHEREAS, Section 2.01 of the Pass Through
Agreement provides, among other things, that the Company and the Pass Through Trustee may execute and deliver one or more series supplements, each for the purpose of forming a separate pass through trust for the benefit of the certificateholders of the series of pass through certificates to be issued pursuant to such pass through trust, establishing certain terms of such pass through certificates, and pursuant to which the pass through certificates of such series shall be executed and authenticated by the Pass Through Trustee and delivered as directed by the Company;

         WHEREAS, pursuant to the Participation
Agreements, the Company has agreed to cause the Equipment Trust Certificates to be issued and sold to the Pass Through Trustee, and the Pass Through Trustee has agreed to purchase the Equipment Trust
Certificates, which will be held in trust as Trust
Property for the benefit of the Certificateholders;

         WHEREAS, in order to facilitate such sale, the Company has agreed, pursuant to the Underwriting
Agreement, to cause the Pass Through Trustee to issue and sell the Pass Through Certificates to the Underwriters;

         WHEREAS, pursuant to the Pass Through
Agreement and the terms of this Series Supplement, the Pass Through Trustee will execute, authenticate and deliver the Pass Through Certificates to the Underwriters upon receipt by the Pass Through Trustee of the purchase price therefor, which will be applied in accordance with this Series Supplement to purchase the Equipment Trust Certificates;

         WHEREAS, the Pass Through Trustee hereby declares the creation of this Pass Through Trust for the benefit of the Certificateholders, and the initial
Certificateholders of such Pass Through Certificates, as the grantors of such Pass Through Trust, by their respective acceptances of such Pass Through
Certificates, join in the creation of such Pass
Through Trust;

         WHEREAS, to facilitate the sale of the
Equipment Trust Certificates to, and the purchase of the Equipment Trust Certificates by, the Pass Through
Trustee on behalf of this Pass Through Trust, the Company has duly authorized the execution and delivery of this Series Supplement as the "issuer," as such term is defined in and solely for purposes of the Securities Act, of the Pass Through Certificates and as the "obligor," as such term is defined in and solely for purposes of the Trust Indenture Act, with respect to all such Pass Through Certificates; and

         WHEREAS, this Series Supplement is subject to the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions;

         IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:


                      ARTICLE I

                 CERTAIN DEFINITIONS

         All terms used in this Series Supplement that are defined in the Pass Through Agreement, either directly or by reference therein, have the meanings assigned to them therein as supplemented by this
Article I, if applicable, except to the extent the context clearly requires otherwise. Any such defined term that is defined in the Pass Through Agreement as relating to a particular Pass Through Trust or Series rather than to any Pass Through Trust or Series generally shall, when used in this Series Supplement, relate solely to the Federal Express Corporation Pass
Through Trust, 1994-A310-A2, or the Federal Express
Corporation 1994 Pass Through Certificates, Series
A310-A2, as the case may be, whether or not expressly so stated herein.

         "Authenticating Agent" has the meaning set forth in Section 3.05 hereof.

         "Certificate Account" means the Certificate
Account specified in Section 3.03 hereof.

         "Certificateholders" means the
Certificateholders of the Series of Pass Through
Certificates designated in Section 2.01 hereof.

         "Equipment Trust Certificates" means those
Equipment Trust Certificates listed in Schedule I hereto.

         "Issuance Date" means the date defined as the Closing Time in the Underwriting Agreement.

         "Participation Agreements" means those
Participation Agreements listed in Schedule I hereto.

         "Pass Through Certificates" means the Pass
Through Certificates designated in Section 2.01 hereof.

         "Pass Through Trust," "this Pass Through
Trust" and other like words means the Pass Through
Trust designated in Section 2.01 hereof.

         "Paying Agent" means the Person specified as such in Section 3.05 hereof.

         "Record Date" means any Record Date specified in Section 3.02 hereof.

         "Registrar" means the Person specified as such in Section 3.05 hereof.

         "Regular Distribution Date" means any Regular
Distribution Date specified in Section 3.01 hereof.

         "Special Distribution Date" means, for any Special Payment, the Special Distribution Date for such Special Payment specified in Section 3.01 hereof.

         "Special Payments Account" means the Special
Payments Account specified in Section 3.03 hereof.

         "Trust Property" means all money,
instruments, including the Equipment Trust
Certificates that have been issued by the related
Owner Trustee and delivered to and accepted by the Pass Through Trustee for the benefit of the Certificateholders, and other property held as the property of this Pass Through Trust, including all distributions thereon and proceeds thereof.

         "Underwriters" means the several Underwriters named in the Underwriting Agreement.

         "Underwriting Agreement" means the
Underwriting Agreement dated March 16, 1994 among the
Company, Lufthansa, the Owner Participant,
Goldman, Sachs & Co. and Merrill Lynch, Pierce,
Fenner & Smith Incorporated.

                      ARTICLE II

 DESIGNATIONS; PASS THROUGH TRUST FORMATION; ISSUANCE
              OF PASS THROUGH CERTIFICATES

         SECTION 2.01.  Designations; Aggregate
Amount. The Pass Through Trust created hereby shall be designated Federal Express Corporation Pass Through
Trust, 1994-A310-A2 (herein sometimes called this "Pass Through Trust"). The Pass Through Certificates evidencing Fractional Undivided Interests in such Pass
Through Trust shall be designated as the Federal
Express Corporation 1994 Pass Through Certificates,
Series A310-A2 (herein sometimes called the "Series
A310-A2 Pass Through Certificates").  The Series
A310-A2 Pass Through Certificates shall be the only instruments evidencing a fractional undivided interest in such Pass Through Trust.

         Except as provided in Section 2.09 of the Pass Through Agreement, the aggregate amount of Series
A310-A2 Pass Through Certificates that may be authenticated, delivered and outstanding under this Series Supplement is limited to $174,971,000.

         SECTION 2.02.  Declaration of Trust;
Authorization. Each initial Certificateholder, by its payment for and acceptance of any Series A310-A2 Pass
Through Certificate is hereby deemed (1) as grantor, to join in the creation and declaration of this Pass
Through Trust and (2) as beneficiary of such Pass
Through Trust, to authorize and direct the Pass
Through Trustee to execute and deliver all documents to which the Pass Through Trustee is a party that may be necessary or desirable to consummate the transactions contemplated hereby and to exercise its rights and perform its duties under the Participation
Agreements, the Indentures, the Pass Through Agreement and this Series Supplement.

         The Pass Through Trustee hereby acknowledges and accepts this grant of trust and declares that it will hold the Trust Property as Pass Through Trustee upon this Pass Through Trust for the use and benefit of the Certificateholders.

         SECTION 2.03.  Issuance of Pass Through
Certificates. Subject to the terms set forth herein, on the Issuance Date (i) the Company shall direct the Underwriters to execute a wire transfer or intra-bank transfer to the Pass Through Trustee in the amount of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the Series A310-A2 Pass Through Certificates and
(ii) the Pass Through Trustee shall deliver the Series
A310-A2 Pass Through Certificates to the
Underwriters as provided in the Underwriting Agreement upon receipt by the Pass Through Trustee of such proceeds.

         SECTION 2.04.  Purchase of Equipment Trust
Certificates.  On the Issuance Date, the Pass Through
Trustee shall purchase, in accordance with Section
2.02 of the Pass Through Agreement, each of the Equipment Trust Certificates upon the satisfaction or waiver of the conditions for such purchase by the Pass
Through Trustee set forth in the related Participation
Agreements.

         SECTION 2.05.  Representations and Warranties
of the Company. All of the representations and warranties of the Company set forth or incorporated by reference in Section 1 of the Underwriting Agreement are incorporated by reference in this Series
Supplement as if set forth herein and the Company represents and warrants that such representations and warranties are true and correct on the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date or later date (in which case such representations and warranties were correct on and as of such earlier date or will be correct on and as of such later date, as the case may be).

         SECTION 2.06.  Conditions Precedent.  The
obligations of the Pass Through Trustee to participate in the transactions described in Sections 2.03 and
2.04 hereof are subject to (i) receipt by the Pass
Through Trustee of a certificate of the Company to the same effect as the certificate of the Company delivered to the Underwriters pursuant to Section 5(c) of the Underwriting Agreement, and (ii) satisfaction or waiver of the conditions for the purchase by the Underwriters of the Pass Through Certificates set forth in Section 5 of the Underwriting Agreement, which satisfaction or waiver for the purposes hereof shall be conclusively demonstrated by the receipt by the Pass Through Trustee of the total proceeds payable by such Underwriters pursuant to the Underwriting
Agreement with respect to the Series A310-A2
Pass Through Certificates.


                     ARTICLE III

            DISTRIBUTION AND RECORD DATES;
       CERTIFICATE AND SPECIAL PAYMENT ACCOUNTS

         SECTION 3.01.  Distribution Dates.  The
Regular Distribution Dates are March 23 and
September 23, commencing on September 23, 1994.  The
Special Distribution Date for any month in which a Special Payment is to be distributed will be the twenty-third (23rd) day of such month, except that the Special Distribution Date for any Special Payment received by the Pass Through Trustee in connection with a prepayment of any Equipment Trust Certificate pursuant to Section 6.02(a)(i) or 6.02(a)(vi) of the related
Indenture will correspond to the date of the receipt of such Special Payment by the Pass Through Trustee.
Notice of such Special Payment shall be mailed as soon as practicable after receipt by the Pass Through
Trustee of the notice of such prepayment.

         SECTION 3.02.  Record Dates.  The Record
Dates for the Regular Distribution Dates are
March 8 and September 8, respectively, and the Record
Date for any Special Distribution Date is the fifteenth day preceding such Special Distribution
Date, in any event, whether or not such date is a Business Day.

         SECTION 3.03.  Certificate Account and
Special Payments Account.  In accordance with Section
5.01(a) of the Pass Through Agreement and upon receipt of any Scheduled Payment, the Pass Through Trustee shall immediately deposit such Scheduled Payment into the Certificate Account, a separate and non-interest bearing account designated by the Pass Through Trustee to be used for such purpose. In accordance with
Section 5.01(b) of the Pass Through Agreement and upon receipt of any Special Payment, the Pass Through
Trustee shall immediately deposit such Special Payment into the Special Payments Account, a separate and, except as provided in Section 5.04 of the Pass Through
Agreement, non-interest bearing account designated by the Pass Through Trustee to be used for such purpose.

         SECTION 3.04.  Form of Pass Through
Certificates.  Subject to Section 2.07 of the Pass
Through Agreement, each of the Series A310-A2
Pass Through Certificates will be substantially in the form of Exhibit A hereto.

         SECTION 3.05.  Appointment of Authenticating
Agent; Paying Agent and Registrar.  (a)  The Pass
Through Trustee may appoint an authenticating agent
(the "Authenticating Agent") with respect to the Pass
Through Certificates which shall be authorized to act on behalf of the Pass Through Trustee to authenticate the Pass Through Certificates issued upon original issue and upon exchange or registration of transfer thereof or pursuant to Section 2.09 of the Pass
Through Agreement. Pass Through Certificates so authenticated shall be entitled to the benefits of the Pass Through Agreement and this Series Supplement and shall be valid and obligatory for all purposes as if authenticated by the Pass Through Trustee. Whenever reference is made in the Pass Through Agreement or this Series Supplement to the authentication and delivery of Pass Through Certificates by the Pass
Through Trustee or the Pass Through Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Pass Through Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Pass Through
Trustee by an Authenticating Agent.

         (b)  The Paying Agent, Registrar and
Authenticating Agent for the Series A310-A2 Pass
Through Certificates initially shall be NationsBank of Georgia, National Association ("NationsBank of
Georgia"), 600 Peachtree Street, N.E., GA1-006-09-11,
Atlanta, Georgia  30308.  The Company, the Pass
Through Trustee and NationsBank of Georgia have entered into a Registrar, Authenticating and Paying
Agency Agreement dated the date hereof which sets forth the rights, duties and obligations of the parties thereto with respect to the appointment of NationsBank of Georgia as Paying Agent, Registrar and
Authenticating Agent for the Series A310-A2 Pass
Through Certificates.


                      ARTICLE IV

                    MISCELLANEOUS

         SECTION 4.01.  Governing Law; Counterpart
Form.  AS PROVIDED IN SECTION 13.14 OF THE PASS
THROUGH AGREEMENT, THIS SERIES SUPPLEMENT AND EACH
SERIES A310-A2 PASS THROUGH CERTIFICATE SHALL IN
ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK,
INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND
PERFORMANCE.

         This Series Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 4.02.  Reports by the Company.  In
addition to the reports required to be provided by the Company pursuant to Section 4.03 of the Pass Through
Agreement, the Company agrees to furnish to the Pass
Through Trustee from time to time, such other financial information as the Pass Through Trustee may reasonably request.

         SECTION 4.03.  Modification and Ratification
of Pass Through Agreement. The Pass Through Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Series
Supplement as if set forth in full herein, and is in all respects ratified and confirmed, as supplemented and modified by this Series Supplement.

         SECTION 4.04.  Termination.  In no event
shall this Pass Through Trust continue beyond the expiration of 21 years after the death of the last survivor of Mario Cuomo, Governor of New York State, living on the date of this Series Supplement.

         IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers or signatories thereunto duly authorized, all as of the day and year first above written.


                              FEDERAL EXPRESS CORPORATION




                              By:___________________________
                                 Name:
                                 Title:


                              NATIONSBANK OF SOUTH CAROLINA,
                                NATIONAL ASSOCIATION,
                                as Pass Through Trustee




                              By:___________________________
                                 Name:
                                 Title:









                                    Exhibit A to
                                    Series
                                    Supplement


           FORM OF PASS THROUGH CERTIFICATE


   FEDERAL EXPRESS CORPORATION PASS THROUGH TRUST,
                  1994-A310-A2

   1994 Pass Through Certificate, Series A310-A2

Final Scheduled Regular Distribution Date:  September 23, 2008

    evidencing a fractional undivided interest in a pass through trust, the property of which includes certain Equipment Trust Certificates.

Certificate No. _______

Applicable interest rate on Equipment Trust Certificates held in Pass Through Trust, 1994-A310-A2: 7.89%.

$___________ Fractional Undivided Interest representing
__________ of the Pass Through Trust per $1,000 face amount.

         THIS CERTIFIES THAT ______________, for value received, is the registered owner of a $_________
(_____________ dollars) Fractional Undivided Interest in the Federal Express Corporation Pass Through Trust,
1994-A310-A2 (the "Pass Through Trust") created and declared by NationsBank of South Carolina, National
Association, as pass through trustee (the "Pass
Through Trustee"), pursuant to the Pass Through Trust
Agreement dated as of March 1, 1994 (the "Pass Through
Agreement"), as supplemented by Series Supplement
1994-A310-A2 thereto dated March __, 1994 (the "Series
Supplement") between the Pass Through Trustee and
Federal Express Corporation, a Delaware corporation
(the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Pass Through Agreement and the Series Supplement.
This Pass Through Certificate is one of the duly authorized Pass Through Certificates designated as "Federal Express Corporation 1994 Pass Through
Certificates, Series A310-A2." This Pass Through
Certificate is issued under and is subject to the terms, provisions and conditions of the Pass Through
Agreement and the Series Supplement, to which the Certificateholder of this Pass Through Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. The property of the Pass Through Trust (the "Trust Property") includes certain Equipment Trust Certificates (the "Equipment
Trust Certificates").  Each series of Equipment Trust
Certificates is secured as described in the related
Indenture Documents. The Pass Through Certificates represent fractional undivided interests in the Pass
Through Trust and the Trust Property, and have no rights, benefits or interests in respect of any other separate trust established pursuant to the terms of the Pass Through Agreement for any other
Series of Pass Through Certificates issued pursuant thereto.

         Subject to and in accordance with the terms of the Pass Through Agreement and the Series
Supplement, from funds then available to the Pass
Through Trustee, there will be distributed on each March 23 and September 23 (a "Regular Distribution
Date"), commencing on September 23, 1994, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding the applicable Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Trust Certificates due on such Regular
Distribution Date, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Scheduled Payments.
Subject to and in accordance with the terms of the Pass Through Agreement and the Series Supplement, if
Special Payments on the Equipment Trust Certificates are received by the Pass Through Trustee, from funds then available to the Pass Through Trustee, there shall be distributed on the applicable Special
Distribution Date, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding such Special
Distribution Date, an amount in respect of such Special Payments on the Equipment Trust Certificates, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through
Certificate and an amount equal to the sum of such Special Payments so received.

         If a Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Distribution Date and no interest shall accrue during the intervening period. The
Special Distribution Date shall be the twenty-third (23rd) day of the month determined as provided in the Pass Through
Agreement and the Series Supplement, except in certain circumstances, in which case it will be the date of receipt of proceeds by the Pass Through Trustee as provided in the Series Supplement. The Pass Through
Trustee shall mail notice of each Special Payment and the Special Distribution Date therefor to the Certificateholder of this Pass Through Certificate.

         Distributions on this Pass Through
Certificate will be made by the Pass Through Trustee to the Person entitled thereto, without the presentation or surrender of this Pass Through
Certificate or the making of any notation hereon.
Except as otherwise provided in the Pass Through
Agreement and notwithstanding the above, the final distribution on this Pass Through Certificate will be made after notice is mailed by the Pass Through
Trustee of the pendency of such distribution and only upon presentation and surrender of this Pass Through
Certificate at the office or agency of the Pass
Through Trustee specified in such notice.

         NO EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I
OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF
1974, AS AMENDED ("ERISA"), OR INDIVIDUAL RETIREMENT
ACCOUNT OR PLAN SUBJECT TO SECTION 4975 OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED (HEREINAFTER
COLLECTIVELY REFERRED TO AS AN "ERISA PLAN"), MAY
ACQUIRE OR HOLD ANY OF THE PASS THROUGH CERTIFICATES.
THE PURCHASE BY ANY PERSON OF ANY PASS THROUGH
CERTIFICATE CONSTITUTES A REPRESENTATION BY SUCH
PERSON TO FEDERAL EXPRESS CORPORATION, THE RELATED
OWNER PARTICIPANTS, THE RELATED OWNER TRUSTEES, THE
RELATED INDENTURE TRUSTEES AND THE PASS THROUGH
TRUSTEE OR THEIR RESPECTIVE SUCCESSORS, AS THE CASE
MAY BE, THAT SUCH PERSON IS NOT AN ERISA PLAN AND THAT
SUCH PERSON IS NOT ACQUIRING, AND HAS NOT ACQUIRED,
SUCH PASS THROUGH CERTIFICATE WITH ASSETS OF AN ERISA
PLAN.

         This Pass Through Certificate shall be
governed by and construed in accordance with the laws of the State of New York.

         Reference is hereby made to the further
provisions of this Pass Through Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Pass Through Trustee, by manual signature, this Pass Through Certificate shall not be entitled to any benefit under the Pass Through
Trust or be valid for any purpose.

         IN WITNESS WHEREOF, the Pass Through Trustee has caused this Pass Through Certificate to be duly executed.


                    FEDERAL EXPRESS CORPORATION
                    PASS THROUGH TRUST, 1994-A310-A2


                    By:  NATIONSBANK OF SOUTH CAROLINA,
                          NATIONAL ASSOCIATION,
                          as Pass Through Trustee


                    By: _______________________________
                        Authorized Signatory



[FORM OF THE PASS THROUGH TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

 Dated:

         This is one of the Pass Through Certificates referred to in the within-mentioned Pass Through
Agreement and the Series Supplement.

                      NATIONSBANK OF GEORGIA,
                        NATIONAL ASSOCIATION,
                        as Registrar, Paying Agent
                        and Authenticating Agent

                      By: _______________________
                          Authorized Signatory


        [Reverse of Pass Through Certificate].


         The Pass Through Certificates do not
represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company or the Pass Through Trustee or any affiliate thereof. The
Pass Through Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Pass Through Agreement and the Series Supplement. All payments or distributions made to Certificateholders under the Pass Through Agreement shall be made only from the Trust Property and only to the extent that the Pass Through Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Pass Through Agreement and the Series Supplement.
Each Certificateholder of this Pass Through
Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Pass Through Agreement and the Series Supplement.
In connection with withholding taxes, under certain circumstances the Pass Through Trustee may retain certain amounts otherwise distributable to a Certificateholder. The purchase by any
Certificateholder of any Pass Through Certificate constitutes the consent of such Certificateholder to such retention in accordance with the terms of the Pass Through Agreement. This Pass Through Certificate does not purport to summarize the Pass Through
Agreement and the Series Supplement and reference is made to the Pass Through Agreement and the Series
Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby. A copy of the Pass Through
Agreement and the Series Supplement may be examined by any Certificateholder upon request during normal business hours at the principal office of the Pass Through Trustee, and at such other places designated by the Pass Through
Trustee.

         As of the date of issuance of this Pass
Through Certificate, and assuming that no prepayment, purchase or default in respect of the Equipment Trust
Certificates shall occur, the aggregate scheduled repayments of principal on the Equipment Trust
Certificates for the Pass Through Trust and the resulting Pool Factors for the Pass Through Trust after taking into account each such repayment are set forth below:

          Pass Through Trust, 1994-A310-A2

                 Scheduled Principal
  Regular             Payments
Distribution      on Equipment Trust
    Date             Certificates          Pool Factor
    ----             ------------          -----------

  September 23, 1998  $ 8,760,614          0.9499311
  March 23, 1999        9,106,219          0.8978869
  September 23, 1999    9,465,461          0.8437896
  March 23, 2000        8,875,637          0.7930632
  September 23, 2000    7,965,068          0.7475410
  March 23, 2001        6,746,087          0.7089856
  September 23, 2001    5,310,105          0.6786371
  March 23, 2002        5,519,588          0.6470914
  September 23, 2002    5,656,004          0.6147660
  March 23, 2003        2,229,482          0.6020240
  September 23, 2003    4,215,533          0.5779312
  March 23, 2004        4,937,828          0.5497104
  September 23, 2004    5,680,745          0.5172436
  March 23, 2005        8,109,529          0.4708957
  September 23, 2005    8,581,389          0.4218511
  March 23, 2006       10,979,645          0.3590999
  September 23, 2006   14,757,075          0.2747598
  March 23, 2007       16,224,717          0.1820317
  September 23, 2007   12,297,292          0.1117498
  March 23, 2008       10,629,912          0.0509974
  September 23, 2008    8,923,070          0.0000000



         The Pass Through Agreement and the Series
Supplement permit, with certain exceptions provided therein, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pass
Through Trust at any time by the Company and the Pass
Through Trustee with the consent of the Majority In
Interest of Certificateholders in the Pass Through
Trust. Any such consent by the Certificateholder of this Pass Through Certificate shall be conclusive and binding on such Certificateholder and upon all future
Certificateholders of this Pass Through Certificate and of any Pass Through Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Pass Through Certificate. The Pass Through
Agreement and the Series Supplement also permit the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Pass Through Certificates.

         As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, the transfer of this Pass Through Certificate is registrable in the Register upon surrender of this Pass Through
Certificate for registration of transfer to the Pass
Through Trustee in its capacity as Registrar, or by any successor Registrar, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Pass Through Trustee and the Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new
Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided
Interest in the Pass Through Trust will be issued to the designated transferee or transferees.

         The Pass Through Certificates are issuable only as registered Pass Through Certificates without coupons in minimum denominations of $1,000 Fractional
Undivided Interest and integral multiples thereof. As provided in the Pass Through Agreement and the Series
Supplement and subject to certain limitations set forth therein, the Pass Through Certificates are exchangeable for new Pass Through Certificates of authorized denominations evidencing the same aggregate
Fractional Undivided Interest in the Pass Through
Trust, as requested by the Certificateholder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Pass
Through Trustee shall require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Pass Through Trustee, the Registrar, and any agent of the Pass Through Trustee or the Registrar may treat the person in whose name this Pass Through
Certificate is registered as the owner hereof for all purposes, and neither the Pass Through Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Pass Through Agreement and the Series
Supplement and the Pass Through Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Pass Through
Agreement and the Series Supplement and the disposition of all property held as part of the Trust
Property.


                               Schedule I to
                               Series Supplement


             Federal Express Corporation
          Pass Through Trust, 1994-A310-A2

            Equipment Trust Certificates;
             Related Indenture Documents


1.  Equipment Trust Certificates (Federal Express
    Corporation Trust A)

     Interest Rate:  7.89%
     Maturity:  March 23, 2007
     Principal Amount:  $17,268,693

2.   Equipment Trust Certificates (Federal Express
     Corporation Trust B)

     Interest Rate:  7.89%
     Maturity:  September 23, 2007
     Principal Amount:  $17,782,345

3.   Equipment Trust Certificates (Federal Express
     Corporation Trust C)

     Interest Rate:  7.89%
     Maturity:  September 23, 2007
     Principal Amount:  $18,232,902

4.   Equipment Trust Certificates (Federal Express
     Corporation Trust D)

     Interest Rate:  7.89%
     Maturity:  March 23, 2007
     Principal Amount:  $18,109,624

5.   Equipment Trust Certificates (Federal Express
     Corporation Trust E)

     Interest Rate:  7.89%
     Maturity:  September 23, 2007
     Principal Amount:  $16,860,707

6.   Equipment Trust Certificates (Federal Express
     Corporation Trust F)

     Interest Rate:  7.89%
     Maturity:  September 23, 2008
     Principal Amount:  $14,620,624

7.   Equipment Trust Certificates (Federal Express
     Corporation Trust G)

     Interest Rate:  7.89%
     Maturity:  March 23, 2008
     Principal Amount:  $12,466,618

8.   Equipment Trust Certificates (Federal Express
     Corporation Trust H)

     Interest Rate:  7.89%
     Maturity:  September 23, 2008
     Principal Amount:  $13,528,824

9.   Equipment Trust Certificates (Federal Express
     Corporation Trust I)

     Interest Rate:  7.89%
     Maturity:  September 23, 2008
     Principal Amount:  $10,954,314

10.  Equipment Trust Certificates (Federal Express
     Corporation Trust J)

     Interest Rate:  7.89%
     Maturity:  September 23, 2008
     Principal Amount:  $10,101,643

11.  Equipment Trust Certificates (Federal Express
     Corporation Trust K)

     Interest Rate:  7.89%
     Maturity:  September 23, 2008
     Principal Amount:  $9,838,871

12.  Equipment Trust Certificates (Federal Express
     Corporation Trust L)

     Interest Rate:  7.89%
     Maturity:  September 23, 2008
     Principal Amount:  $7,583,248

13.  Equipment Trust Certificates (Federal Express
     Corporation Trust M)

     Interest Rate:  7.89%
     Maturity:  September 23, 2008
     Principal Amount:  $7,622,587

     Related Indenture Documents:

     Trust Indenture and Security Agreement (Federal
     Express Corporation Trust A through M), dated as of
     March 1, 1994, between First Security Bank of
     Utah, National Association, as Owner Trustee and
     NationsBank of Georgia, National Association, as
     Indenture Trustee.*

     Trust Agreement dated as of September 1, 1993, as amended and restated as of March 1, 1994, between LLG Aircraft Leasing, L.P., as Trustor, and First
     Security Bank of Utah, National Association, as
     Owner Trustee.

     Participation Agreement (Federal Express Corporation
     Trust A through M), dated as of March 1, 1994, among
     Federal Express Corporation, as Lessee, LLG Aircraft
     Leasing, L.P., as Owner Participant, NationsBank of
     South Carolina, National Association, as Pass Through
     Trustee, First Security Bank of Utah, National
     Association, as Owner Trustee, NationsBank of Georgia,
     National Association, as Indenture Trustee and
     Westdeutsche Landesbank Girozentrale, New York Branch, as LC Bank.**

     Collateral Agreement (Trust A through M), dated as of
     March 1, 1994, between First Security Bank of Utah,
     National Association, as Owner Trustee, and
     NationsBank of Georgia, National Association, as
     Indenture Trustee.***

     Letter of Credit to be dated the Closing Date referred to in the related Participation Agreement, from Westdeutsche Landesbank Girozentrale, New York Branch, to NationsBank of Georgia, National Association, as
     Indenture Trustee;****

     Lease Agreement (Federal Express Corporation Trust
     A through M) to be dated on or prior to the related
     Commencement Date referred to in the related
     Participation Agreement (or the form thereof prior to such Commencement Date), between First Security
     Bank of Utah, National Association, as Owner Trustee and Lessor and Federal Express Corporation as
     Lessee.*****

     With respect to each of Trusts A through M, the other
     Indenture Documents defined as such in the related Trust
     Indenture.


     * A separate Trust Indenture will be executed with respect to each of Trusts A through M.

     ** A separate Participation Agreement will be execution with respect to each of the Trusts
           A through M.

     *** A separate Collateral Agreement will be executed with respect to each of Trusts A through M.

     **** A separate Letter of Credit will be executed with respect to each of Trusts A through M.

     ***** A separate Lease Agreement will be executed with respect to each of Trusts A through M.







                                   Exhibit 4.a.3

      __________________________________________




           SERIES SUPPLEMENT 1994-A310-A3

                 Dated March __, 1994

                          to

             PASS THROUGH TRUST AGREEMENT

              Dated as of March 1, 1994

                 In Each Case Between

            NATIONSBANK OF SOUTH CAROLINA,
                NATIONAL ASSOCIATION,
                as Pass Through Trustee,

                         and

             FEDERAL EXPRESS CORPORATION


                     $77,141,000

             Federal Express Corporation
          Pass Through Trust, 1994-A310-A3

             Federal Express Corporation
           1994 Pass Through Certificates,
                   Series A310-A3




      __________________________________________


                  TABLE OF CONTENTS


                                                                   Page


RECITALS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1


                      ARTICLE I

CERTAIN DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . .  2


                      ARTICLE II
      DESIGNATIONS; TRUST FORMATION; ISSUANCE OF
              PASS THROUGH CERTIFICATES

SECTION 2.01 Designations; Aggregate Amount . . . . . . . . . . . .  4
SECTION 2.02 Declaration of Trust; Authorization. . . . . . . . . .  4
SECTION 2.03 Issuance of Pass Through Certificates  . . . . . . . .  5
SECTION 2.04 Purchase of Equipment Trust Certificates . . . . . . .  5
SECTION 2.05 Representations and Warranties of the Company. . . . .  5
SECTION 2.06 Conditions Precedent . . . . . . . . . . . . . . . . .  5


                     ARTICLE III
            DISTRIBUTION AND RECORD DATES;
      CERTIFICATE AND SPECIAL PAYMENTS ACCOUNTS

SECTION 3.01 Distribution Dates . . . . . . . . . . . . . . . . . .  6
SECTION 3.02 Record Dates . . . . . . . . . . . . . . . . . . . . .  6
SECTION 3.03 Certificate Account and Special Payments Account . . .  6
SECTION 3.04 Form of Pass Through Certificates. . . . . . . . . . .  6
SECTION 3.05 Appointment of Authenticating Agent; Paying Agent
             and Registrar. . . . . . . . . . . . . . . . . . . . .  7


                     ARTICLE  IV
                    MISCELLANEOUS

SECTION 4.01 Governing Law; Counterpart Form. . . . . . . . . . . .  7
SECTION 4.02 Reports by the Company . . . . . . . . . . . . . . . .  8
SECTION 4.03 Modification and Ratification of Pass Through
             Agreement. . . . . . . . . . . . . . . . . . . . . . .  8
SECTION 4.04 Termination. . . . . . . . . . . . . . . . . . . . . .  8


EXHIBIT A    Form of Pass Through Certificate

SCHEDULE I   Equipment Trust Certificates;
             Related Indenture Documents








           SERIES SUPPLEMENT 1994-A310-A3


         SERIES SUPPLEMENT 1994-A310-A3, dated
March __, 1994 (this "Series Supplement"), to the Pass
Through Trust Agreement, dated as of March 1, 1994
(the "Pass Through Agreement"), in each case between FEDERAL EXPRESS CORPORATION, a Delaware corporation
(the "Company") and NATIONSBANK OF SOUTH CAROLINA,
NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States of America, as Pass Through Trustee (the "Pass Through
Trustee").


                       RECITALS


         WHEREAS, capitalized terms used herein shall have the respective meanings set forth or referred to in Article I hereof;

         WHEREAS, Section 2.01 of the Pass Through
Agreement provides, among other things, that the Company and the Pass Through Trustee may execute and deliver one or more series supplements, each for the purpose of forming a separate pass through trust for the benefit of the certificateholders of the series of pass through certificates to be issued pursuant to such pass through trust, establishing certain terms of such pass through certificates, and pursuant to which the pass through certificates of such series shall be executed and authenticated by the Pass Through Trustee and delivered as directed by the Company;

         WHEREAS, pursuant to the Participation
Agreements, the Company has agreed to cause the Equipment Trust Certificates to be issued and sold to the Pass Through Trustee, and the Pass Through Trustee has agreed to purchase the Equipment Trust
Certificates, which will be held in trust as Trust
Property for the benefit of the Certificateholders;

         WHEREAS, in order to facilitate such sale, the Company has agreed, pursuant to the Underwriting
Agreement, to cause the Pass Through Trustee to issue and sell the Pass Through Certificates to the Underwriters;

         WHEREAS, pursuant to the Pass Through
Agreement and the terms of this Series Supplement, the Pass Through Trustee will execute, authenticate and deliver the Pass Through Certificates to the Underwriters upon receipt by the Pass Through Trustee of the purchase price therefor, which will be applied in accordance with this Series Supplement to purchase the Equipment Trust Certificates;

         WHEREAS, the Pass Through Trustee hereby declares the creation of this Pass Through Trust for the benefit of the Certificateholders, and the initial
Certificateholders of such Pass Through Certificates, as the grantors of such Pass Through Trust, by their respective acceptances of such Pass Through
Certificates, join in the creation of such Pass
Through Trust;

         WHEREAS, to facilitate the sale of the
Equipment Trust Certificates to, and the purchase of the Equipment Trust Certificates by, the Pass Through
Trustee on behalf of this Pass Through Trust, the Company has duly authorized the execution and delivery of this Series Supplement as the "issuer," as such term is defined in and solely for purposes of the Securities Act, of the Pass Through Certificates and as the "obligor," as such term is defined in and solely for purposes of the Trust Indenture Act, with respect to all such Pass Through Certificates; and

         WHEREAS, this Series Supplement is subject to the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions;

         IT IS HEREBY COVENANTED AND AGREED by and between the parties hereto as follows:


                      ARTICLE I

                 CERTAIN DEFINITIONS

         All terms used in this Series Supplement that are defined in the Pass Through Agreement, either directly or by reference therein, have the meanings assigned to them therein as supplemented by this
Article I, if applicable, except to the extent the context clearly requires otherwise. Any such defined term that is defined in the Pass Through Agreement as relating to a particular Pass Through Trust or Series rather than to any Pass Through Trust or Series generally shall, when used in this Series Supplement, relate solely to the Federal Express Corporation Pass
Through Trust, 1994-A310-A3, or the Federal Express
Corporation 1994 Pass Through Certificates, Series
A310-A3, as the case may be, whether or not expressly so stated herein.

         "Authenticating Agent" has the meaning set forth in Section 3.05 hereof.

         "Certificate Account" means the Certificate
Account specified in Section 3.03 hereof.

         "Certificateholders" means the
Certificateholders of the Series of Pass Through
Certificates designated in Section 2.01 hereof.

         "Equipment Trust Certificates" means those
Equipment Trust Certificates listed in Schedule I hereto.

         "Issuance Date" means the date defined as the Closing Time in the Underwriting Agreement.

         "Participation Agreements" means those
Participation Agreements listed in Schedule I hereto.

         "Pass Through Certificates" means the Pass
Through Certificates designated in Section 2.01 hereof.

         "Pass Through Trust," "this Pass Through
Trust" and other like words means the Pass Through
Trust designated in Section 2.01 hereof.

         "Paying Agent" means the Person specified as such in Section 3.05 hereof.

         "Record Date" means any Record Date specified in Section 3.02 hereof.

         "Registrar" means the Person specified as such in Section 3.05 hereof.

         "Regular Distribution Date" means any Regular
Distribution Date specified in Section 3.01 hereof.

         "Special Distribution Date" means, for any Special Payment, the Special Distribution Date for such Special Payment specified in Section 3.01 hereof.

         "Special Payments Account" means the Special
Payments Account specified in Section 3.03 hereof.

         "Trust Property" means all money,
instruments, including the Equipment Trust
Certificates that have been issued by the related
Owner Trustee and delivered to and accepted by the Pass Through Trustee for the benefit of the Certificateholders, and other property held as the property of this Pass Through Trust, including all distributions thereon and proceeds thereof.

         "Underwriters" means the several Underwriters named in the Underwriting Agreement.

         "Underwriting Agreement" means the
Underwriting Agreement dated March 16, 1994 among the
Company, Lufthansa, the Owner Participant,
Goldman, Sachs & Co. and Merrill Lynch, Pierce,
Fenner & Smith Incorporated.

                      ARTICLE II

 DESIGNATIONS; PASS THROUGH TRUST FORMATION; ISSUANCE
              OF PASS THROUGH CERTIFICATES

         SECTION 2.01.  Designations; Aggregate
Amount. The Pass Through Trust created hereby shall be designated Federal Express Corporation Pass Through
Trust, 1994-A310-A3 (herein sometimes called this "Pass Through Trust"). The Pass Through Certificates evidencing Fractional Undivided Interests in such Pass
Through Trust shall be designated as the Federal
Express Corporation 1994 Pass Through Certificates,
Series A310-A3 (herein sometimes called the "Series
A310-A3 Pass Through Certificates").  The Series
A310-A3 Pass Through Certificates shall be the only instruments evidencing a fractional undivided interest in such Pass Through Trust.

         Except as provided in Section 2.09 of the Pass Through Agreement, the aggregate amount of Series
A310-A3 Pass Through Certificates that may be authenticated, delivered and outstanding under this Series Supplement is limited to $77,141,000.

         SECTION 2.02.  Declaration of Trust;
Authorization. Each initial Certificateholder, by its payment for and acceptance of any Series A310-A3 Pass
Through Certificate is hereby deemed (1) as grantor, to join in the creation and declaration of this Pass
Through Trust and (2) as beneficiary of such Pass
Through Trust, to authorize and direct the Pass
Through Trustee to execute and deliver all documents to which the Pass Through Trustee is a party that may be necessary or desirable to consummate the transactions contemplated hereby and to exercise its rights and perform its duties under the Participation
Agreements, the Indentures, the Pass Through Agreement and this Series Supplement.

         The Pass Through Trustee hereby acknowledges and accepts this grant of trust and declares that it will hold the Trust Property as Pass Through Trustee upon this Pass Through Trust for the use and benefit of the Certificateholders.

         SECTION 2.03.  Issuance of Pass Through
Certificates. Subject to the terms set forth herein, on the Issuance Date (i) the Company shall direct the Underwriters to execute a wire transfer or intra-bank transfer to the Pass Through Trustee in the amount of the total proceeds payable by such Underwriters pursuant to the Underwriting Agreement with respect to the Series A310-A3 Pass Through Certificates and
(ii) the Pass Through Trustee shall deliver the Series
A310-A3 Pass Through Certificates to the
Underwriters as provided in the Underwriting Agreement upon receipt by the Pass Through Trustee of such proceeds.

         SECTION 2.04.  Purchase of Equipment Trust
Certificates.  On the Issuance Date, the Pass Through
Trustee shall purchase, in accordance with Section
2.02 of the Pass Through Agreement, each of the Equipment Trust Certificates upon the satisfaction or waiver of the conditions for such purchase by the Pass
Through Trustee set forth in the related Participation
Agreements.

         SECTION 2.05.  Representations and Warranties
of the Company. All of the representations and warranties of the Company set forth or incorporated by reference in Section 1 of the Underwriting Agreement are incorporated by reference in this Series
Supplement as if set forth herein and the Company represents and warrants that such representations and warranties are true and correct on the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date or later date (in which case such representations and warranties were correct on and as of such earlier date or will be correct on and as of such later date, as the case may be).

         SECTION 2.06.  Conditions Precedent.  The
obligations of the Pass Through Trustee to participate in the transactions described in Sections 2.03 and
2.04 hereof are subject to (i) receipt by the Pass
Through Trustee of a certificate of the Company to the same effect as the certificate of the Company delivered to the Underwriters pursuant to Section 5(c) of the Underwriting Agreement, and (ii) satisfaction or waiver of the conditions for the purchase by the Underwriters of the Pass Through Certificates set forth in Section 5 of the Underwriting Agreement, which satisfaction or waiver for the purposes hereof shall be conclusively demonstrated by the receipt by the Pass Through Trustee of the total proceeds payable by such Underwriters pursuant to the Underwriting
Agreement with respect to the Series A310-A3
Pass Through Certificates.


                     ARTICLE III

            DISTRIBUTION AND RECORD DATES;
       CERTIFICATE AND SPECIAL PAYMENT ACCOUNTS

         SECTION 3.01.  Distribution Dates.  The
Regular Distribution Dates are March 23 and
September 23, commencing on September 23, 1994.  The
Special Distribution Date for any month in which a Special Payment is to be distributed will be the twenty-third
(23rd) day of such month, except that the Special
Distribution Date for any Special Payment received by the Pass Through Trustee in connection with a prepayment of any Equipment Trust Certificate pursuant to Section 6.02(a)(i) or 6.02(a)(vi) of the related
Indenture will correspond to the date of the receipt of such Special Payment by the Pass Through Trustee.
Notice of such Special Payment shall be mailed as soon as practicable after receipt by the Pass Through
Trustee of the notice of such prepayment.

         SECTION 3.02.  Record Dates.  The Record
Dates for the Regular Distribution Dates are
March 8 and September 8, respectively, and the Record
Date for any Special Distribution Date is the fifteenth day preceding such Special Distribution
Date, in any event, whether or not such date is a Business Day.

         SECTION 3.03.  Certificate Account and
Special Payments Account.  In accordance with Section
5.01(a) of the Pass Through Agreement and upon receipt of any Scheduled Payment, the Pass Through Trustee shall immediately deposit such Scheduled Payment into the Certificate Account, a separate and non-interest bearing account designated by the Pass Through Trustee to be used for such purpose. In accordance with
Section 5.01(b) of the Pass Through Agreement and upon receipt of any Special Payment, the Pass Through
Trustee shall immediately deposit such Special Payment into the Special Payments Account, a separate and, except as provided in Section 5.04 of the Pass Through
Agreement, non-interest bearing account designated by the Pass Through Trustee to be used for such purpose.

         SECTION 3.04.  Form of Pass Through
Certificates.  Subject to Section 2.07 of the Pass
Through Agreement, each of the Series A310-A3
Pass Through Certificates will be substantially in the form of Exhibit A hereto.

         SECTION 3.05.  Appointment of Authenticating
Agent; Paying Agent and Registrar.  (a)  The Pass
Through Trustee may appoint an authenticating agent
(the "Authenticating Agent") with respect to the Pass
Through Certificates which shall be authorized to act on behalf of the Pass Through Trustee to authenticate the Pass Through Certificates issued upon original issue and upon exchange or registration of transfer thereof or pursuant to Section 2.09 of the Pass
Through Agreement. Pass Through Certificates so authenticated shall be entitled to the benefits of the Pass Through Agreement and this Series Supplement and shall be valid and obligatory for all purposes as if authenticated by the Pass Through Trustee. Whenever reference is made in the Pass Through Agreement or this Series Supplement to the authentication and delivery of Pass Through Certificates by the Pass
Through Trustee or the Pass Through Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Pass Through Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Pass Through
Trustee by an Authenticating Agent.

         (b)  The Paying Agent, Registrar and
Authenticating Agent for the Series A310-A3 Pass
Through Certificates initially shall be NationsBank of Georgia, National Association ("NationsBank of
Georgia"), 600 Peachtree Street, N.E., GA1-006-09-11,
Atlanta, Georgia  30308.  The Company, the Pass
Through Trustee and NationsBank of Georgia have entered into a Registrar, Authenticating and Paying
Agency Agreement dated the date hereof which sets forth the rights, duties and obligations of the parties thereto with respect to the appointment of NationsBank of Georgia as Paying Agent, Registrar and
Authenticating Agent for the Series A310-A3 Pass
Through Certificates.


                      ARTICLE IV

                    MISCELLANEOUS

         SECTION 4.01.  Governing Law; Counterpart
Form.  AS PROVIDED IN SECTION 13.14 OF THE PASS
THROUGH AGREEMENT, THIS SERIES SUPPLEMENT AND EACH
SERIES A310-A3 PASS THROUGH CERTIFICATE SHALL IN
ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN
ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK,
INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND
PERFORMANCE.

         This Series Supplement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 4.02.  Reports by the Company.  In
addition to the reports required to be provided by the Company pursuant to Section 4.03 of the Pass Through
Agreement, the Company agrees to furnish to the Pass
Through Trustee from time to time, such other financial information as the Pass Through Trustee may reasonably request.

         SECTION 4.03.  Modification and Ratification
of Pass Through Agreement. The Pass Through Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Series
Supplement as if set forth in full herein, and is in all respects ratified and confirmed, as supplemented and modified by this Series Supplement.

         SECTION 4.04.  Termination.  In no event
shall this Pass Through Trust continue beyond the expiration of 21 years after the death of the last survivor of Mario Cuomo, Governor of New York State, living on the date of this Series Supplement.

         IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers or signatories thereunto duly authorized, all as of the day and year first above written.


                              FEDERAL EXPRESS CORPORATION




                              By:___________________________
                                 Name:
                                 Title:


                              NATIONSBANK OF SOUTH CAROLINA,
                                NATIONAL ASSOCIATION,
                                as Pass Through Trustee




                              By:___________________________
                                 Name:
                                 Title:









                                    Exhibit A to
                                    Series
                                    Supplement


           FORM OF PASS THROUGH CERTIFICATE


  FEDERAL EXPRESS CORPORATION PASS THROUGH TRUST,
                1994-A310-A3

   1994 Pass Through Certificate, Series A310-A3

Final Scheduled Regular Distribution Date: March 23, 2010

    evidencing a fractional undivided interest in a pass through trust, the property of which includes certain Equipment Trust Certificates.

Certificate No. _______

Applicable interest rate on Equipment Trust Certificates held in Pass Through Trust, 1994-A310-A3: 8.40%.

$___________ Fractional Undivided Interest representing
__________ of the Pass Through Trust per $1,000 face amount.

         THIS CERTIFIES THAT ______________, for value received, is the registered owner of a $_________
(_____________ dollars) Fractional Undivided Interest in the Federal Express Corporation Pass Through Trust,
1994-A310-A3 (the "Pass Through Trust") created and declared by NationsBank of South Carolina, National
Association, as pass through trustee (the "Pass
Through Trustee"), pursuant to the Pass Through Trust
Agreement dated as of March 1, 1994 (the "Pass Through
Agreement"), as supplemented by Series Supplement
1994-A310-A3 thereto dated March __, 1994 (the "Series
Supplement") between the Pass Through Trustee and
Federal Express Corporation, a Delaware corporation
(the "Company"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Pass Through Agreement and the Series Supplement.
This Pass Through Certificate is one of the duly authorized Pass Through Certificates designated as "Federal Express Corporation 1994 Pass Through
Certificates, Series A310-A3." This Pass Through
Certificate is issued under and is subject to the terms, provisions and conditions of the Pass Through
Agreement and the Series Supplement, to which the Certificateholder of this Pass Through Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound. The property of the Pass Through Trust (the "Trust Property") includes certain Equipment Trust Certificates (the "Equipment
Trust Certificates").  Each series of Equipment Trust
Certificates is secured as described in the related
Indenture Documents. The Pass Through Certificates represent fractional undivided interests in the Pass
Through Trust and the Trust Property, and have no rights, benefits or interests in respect of any other separate trust established pursuant to the terms of the Pass Through Agreement for any other
Series of Pass Through Certificates issued pursuant thereto.

         Subject to and in accordance with the terms of the Pass Through Agreement and the Series
Supplement, from funds then available to the Pass
Through Trustee, there will be distributed on each March 23 and September 23 (a "Regular Distribution
Date"), commencing on September 23, 1994, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding the applicable Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Trust Certificates due on such Regular
Distribution Date, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through Certificate and an amount equal to the sum of such Scheduled Payments.
Subject to and in accordance with the terms of the Pass Through Agreement and the Series Supplement, if
Special Payments on the Equipment Trust Certificates are received by the Pass Through Trustee, from funds then available to the Pass Through Trustee, there shall be distributed on the applicable Special
Distribution Date, to the Person in whose name this Pass Through Certificate is registered at the close of business on the 15th day preceding such Special
Distribution Date, an amount in respect of such Special Payments on the Equipment Trust Certificates, equal to the product of the percentage interest in the Pass Through Trust evidenced by this Pass Through
Certificate and an amount equal to the sum of such Special Payments so received.

         If a Distribution Date is not a Business Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Distribution Date and no interest shall accrue during the intervening period. The
Special Distribution Date shall be the twenty-third (23rd) day of the month determined as provided in the Pass Through
Agreement and the Series Supplement, except in certain circumstances, in which case it will be the date of receipt of proceeds by the Pass Through Trustee as provided in the Series Supplement. The Pass Through
Trustee shall mail notice of each Special Payment and the Special Distribution Date therefor to the Certificateholder of this Pass Through Certificate.

         Distributions on this Pass Through
Certificate will be made by the Pass Through Trustee to the Person entitled thereto, without the presentation or surrender of this Pass Through
Certificate or the making of any notation hereon.
Except as otherwise provided in the Pass Through
Agreement and notwithstanding the above, the final distribution on this Pass Through Certificate will be made after notice is mailed by the Pass Through
Trustee of the pendency of such distribution and only upon presentation and surrender of this Pass Through
Certificate at the office or agency of the Pass
Through Trustee specified in such notice.

         NO EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I
OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF
1974, AS AMENDED ("ERISA"), OR INDIVIDUAL RETIREMENT
ACCOUNT OR PLAN SUBJECT TO SECTION 4975 OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED (HEREINAFTER
COLLECTIVELY REFERRED TO AS AN "ERISA PLAN"), MAY
ACQUIRE OR HOLD ANY OF THE PASS THROUGH CERTIFICATES.
THE PURCHASE BY ANY PERSON OF ANY PASS THROUGH
CERTIFICATE CONSTITUTES A REPRESENTATION BY SUCH
PERSON TO FEDERAL EXPRESS CORPORATION, THE RELATED
OWNER PARTICIPANTS, THE RELATED OWNER TRUSTEES, THE
RELATED INDENTURE TRUSTEES AND THE PASS THROUGH
TRUSTEE OR THEIR RESPECTIVE SUCCESSORS, AS THE CASE
MAY BE, THAT SUCH PERSON IS NOT AN ERISA PLAN AND THAT
SUCH PERSON IS NOT ACQUIRING, AND HAS NOT ACQUIRED,
SUCH PASS THROUGH CERTIFICATE WITH ASSETS OF AN ERISA
PLAN.

         This Pass Through Certificate shall be
governed by and construed in accordance with the laws of the State of New York.

         Reference is hereby made to the further
provisions of this Pass Through Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Pass Through Trustee, by manual signature, this Pass Through Certificate shall not be entitled to any benefit under the Pass Through
Trust or be valid for any purpose.

         IN WITNESS WHEREOF, the Pass Through Trustee has caused this Pass Through Certificate to be duly executed.


                    FEDERAL EXPRESS CORPORATION
                    PASS THROUGH TRUST, 1994-A310-A3


                    By:  NATIONSBANK OF SOUTH CAROLINA,
                          NATIONAL ASSOCIATION,
                          as Pass Through Trustee


                    By: _______________________________
                        Authorized Signatory



[FORM OF THE PASS THROUGH TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

 Dated:

         This is one of the Pass Through Certificates referred to in the within-mentioned Pass Through
Agreement and the Series Supplement.

                      NATIONSBANK OF GEORGIA,
                        NATIONAL ASSOCIATION,
                        as Registrar, Paying Agent
                        and Authenticating Agent

                      By: _______________________
                          Authorized Signatory


        [Reverse of Pass Through Certificate].


         The Pass Through Certificates do not
represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company or the Pass Through Trustee or any affiliate thereof. The
Pass Through Certificates are limited in right of payment, all as more specifically set forth on the face hereof and in the Pass Through Agreement and the Series Supplement. All payments or distributions made to Certificateholders under the Pass Through Agreement shall be made only from the Trust Property and only to the extent that the Pass Through Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Pass Through Agreement and the Series Supplement.
Each Certificateholder of this Pass Through
Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Pass Through Agreement and the Series Supplement.
In connection with withholding taxes, under certain circumstances the Pass Through Trustee may retain certain amounts otherwise distributable to a Certificateholder. The purchase by any
Certificateholder of any Pass Through Certificate constitutes the consent of such Certificateholder to such retention in accordance with the terms of the Pass Through Agreement. This Pass Through Certificate does not purport to summarize the Pass Through
Agreement and the Series Supplement and reference is made to the Pass Through Agreement and the Series
Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby. A copy of the Pass Through
Agreement and the Series Supplement may be examined by any Certificateholder upon request during normal business hours at the principal office of the Pass Through Trustee, and at such other places designated by the Pass Through
Trustee.

         As of the date of issuance of this Pass
Through Certificate, and assuming that no prepayment, purchase or default in respect of the Equipment Trust
Certificates shall occur, the aggregate scheduled repayments of principal on the Equipment Trust
Certificates for the Pass Through Trust and the resulting Pool Factors for the Pass Through Trust after taking into account each such repayment are set forth below:



          Pass Through Trust, 1994-A310-A3

                   Scheduled Principal
  Regular               Payments
Distribution        on Equipment Trust
    Date               Certificates          Pool Factor
    ----             ------------          -----------

  March 23, 2007     $    506,831          0.9934298
  September 23, 2007    5,095,578          0.9273744
  March 23, 2008        7,462,181          0.8306401
  September 23, 2008    9,901,672          0.7022820
  March 23, 2009       23,713,444          0.3948781
  September 23, 2009   19,517,155          0.1418719
  March 23, 2010       10,944,139          0.0000000


         The Pass Through Agreement and the Series
Supplement permit, with certain exceptions provided therein, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Pass
Through Trust at any time by the Company and the Pass
Through Trustee with the consent of the Majority In
Interest of Certificateholders in the Pass Through
Trust. Any such consent by the Certificateholder of this Pass Through Certificate shall be conclusive and binding on such Certificateholder and upon all future
Certificateholders of this Pass Through Certificate and of any Pass Through Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Pass Through Certificate. The Pass Through
Agreement and the Series Supplement also permit the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders of any of the Pass Through Certificates.

         As provided in the Pass Through Agreement and the Series Supplement and subject to certain limitations set forth therein, the transfer of this Pass Through Certificate is registrable in the Register upon surrender of this Pass Through
Certificate for registration of transfer to the Pass
Through Trustee in its capacity as Registrar, or by any successor Registrar, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Pass Through Trustee and the Registrar duly executed by the Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new
Pass Through Certificates of authorized denominations evidencing the same aggregate Fractional Undivided
Interest in the Pass Through Trust will be issued to the designated transferee or transferees.

         The Pass Through Certificates are issuable only as registered Pass Through Certificates without coupons in minimum denominations of $1,000 Fractional
Undivided Interest and integral multiples thereof. As provided in the Pass Through Agreement and the Series
Supplement and subject to certain limitations set forth therein, the Pass Through Certificates are exchangeable for new Pass Through Certificates of authorized denominations evidencing the same aggregate
Fractional Undivided Interest in the Pass Through
Trust, as requested by the Certificateholder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Pass
Through Trustee shall require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

         The Pass Through Trustee, the Registrar, and any agent of the Pass Through Trustee or the Registrar may treat the person in whose name this Pass Through
Certificate is registered as the owner hereof for all purposes, and neither the Pass Through Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

         The obligations and responsibilities created by the Pass Through Agreement and the Series
Supplement and the Pass Through Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Pass Through
Agreement and the Series Supplement and the disposition of all property held as part of the Trust
Property.





                               Schedule I to
                               Series Supplement


             Federal Express Corporation
          Pass Through Trust, 1994-A310-A3

            Equipment Trust Certificates;
             Related Indenture Documents


1.  Equipment Trust Certificates (Federal Express
    Corporation Trust A)

     Interest Rate:  8.40%
     Maturity:  March 23, 2009
     Principal Amount:  $7,185,793

2.   Equipment Trust Certificates (Federal Express
     Corporation Trust B)

     Interest Rate:  8.40%
     Maturity:  March 23, 2009
     Principal Amount:  $7,671,680

3.   Equipment Trust Certificates (Federal Express
     Corporation Trust C)

     Interest Rate:  8.40%
     Maturity:  March 23, 2009
     Principal Amount:  $7,229,706

4.   Equipment Trust Certificates (Federal Express
     Corporation Trust D)

     Interest Rate:  8.40%
     Maturity:  September 23, 2009
     Principal Amount:  $8,310,464

5.   Equipment Trust Certificates (Federal Express
     Corporation Trust E)

     Interest Rate:  8.40%
     Maturity:  September 23, 2009
     Principal Amount:  $6,747,347

6.   Equipment Trust Certificates (Federal Express
     Corporation Trust F)

     Interest Rate:  8.40%
     Maturity:  September 23, 2009
     Principal Amount:  $4,952,842

7.   Equipment Trust Certificates (Federal Express
     Corporation Trust G)

     Interest Rate:  8.40%
     Maturity:  September 23, 2009
     Principal Amount:  $5,349,330

8.   Equipment Trust Certificates (Federal Express
     Corporation Trust H)

     Interest Rate:  8.40%
     Maturity:  September 23, 2009
     Principal Amount:  $4,316,177

9.   Equipment Trust Certificates (Federal Express
     Corporation Trust I)

     Interest Rate:  8.40%
     Maturity:  March 23, 2010
     Principal Amount:  $4,513,303

10.  Equipment Trust Certificates (Federal Express
     Corporation Trust J)

     Interest Rate:  8.40%
     Maturity:  March 23, 2010
     Principal Amount:  $4,765,886

11.  Equipment Trust Certificates (Federal Express
     Corporation Trust K)

     Interest Rate:  8.40%
     Maturity:  March 23, 2010
     Principal Amount:  $5,497,933

12.  Equipment Trust Certificates (Federal Express
     Corporation Trust L)

     Interest Rate:  8.40%
     Maturity:  March 23, 2010
     Principal Amount:  $5,198,577

13.  Equipment Trust Certificates (Federal Express
     Corporation Trust M)

     Interest Rate:  8.40%
     Maturity:  March 23, 2010
     Principal Amount:  $5,401,962

     Related Indenture Documents:

     Trust Indenture and Security Agreement (Federal
     Express Corporation Trust A through M), dated as of
     March 1, 1994, between First Security Bank of
     Utah, National Association, as Owner Trustee and
     NationsBank of Georgia, National Association, as
     Indenture Trustee.*

     Trust Agreement dated as of September 1, 1993, as amended and restated as of March 1, 1994, between LLG Aircraft Leasing, L.P., as Trustor, and First
     Security Bank of Utah, National Association, as
     Owner Trustee.

     Participation Agreement (Federal Express Corporation
     Trust A through M), dated as of March 1, 1994, among
     Federal Express Corporation, as Lessee, LLG Aircraft
     Leasing, L.P., as Owner Participant, NationsBank of
     South Carolina, National Association, as Pass Through
     Trustee, First Security Bank of Utah, National
     Association, as Owner Trustee, NationsBank of Georgia,
     National Association, as Indenture Trustee and
     Westdeutsche Landesbank Girozentrale, New York Branch, as LC Bank.**

     Collateral Agreement (Trust A through M), dated as of
     March 1, 1994, between First Security Bank of Utah,
     National Association, as Owner Trustee, and
     NationsBank of Georgia, National Association, as
     Indenture Trustee.***

     Letter of Credit to be dated the Closing Date referred to in the related Participation Agreement, from Westdeutsche Landesbank Girozentrale, New York Branch, to NationsBank of Georgia, National Association, as
     Indenture Trustee;****

     Lease Agreement (Federal Express Corporation Trust
     A through M) to be dated on or prior to the related
     Commencement Date referred to in the related
     Participation Agreement (or the form thereof prior to such Commencement Date), between First Security
     Bank of Utah, National Association, as Owner Trustee and Lessor and Federal Express Corporation as
     Lessee.*****

     With respect to each of Trusts A through M, the other
     Indenture Documents defined as such in the related Trust
     Indenture.


     * A separate Trust Indenture will be executed with respect to each of Trusts A through M.

     ** A separate Participation Agreement will be execution with respect to each of the Trusts
           A through M.

     *** A separate Collateral Agreement will be executed with respect to each of Trusts A through M.

     **** A separate Letter of Credit will be executed with respect to each of Trusts A through M.

     ***** A separate Lease Agreement will be executed with respect to each of Trusts A through M.